THE NEWKIRK MASTER LIMITED PARTNERSHIP
FORM 10-Q – JUNE 30, 2006

Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Newkirk Master Limited Partnersip; (the “Registrant”) for the six months ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas C. Staples, Chief Financial Officer of the Manager of the Registrant’s General Partner, certify, pursuant to 18 U.S.C. section 1350, as adopted, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Thomas C. Staples

Name:	Thomas C. Staples
Chief Financial Officer of the Registrant’s General Partner

August 8, 2006

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